UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) September 17, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On September 25, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of August 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   October 9, 2001                     By:/s/ Ronald D. Markle
-----------------------                            --------------------------
                                                   Ronald D. Markle
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1997-B Owner Trust
               Monthly Servicer Certificate, dated September 17, 2001


   20.2        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated September 17, 2001


   20.3        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated September 17, 2001


   20.4        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated September 17, 2001


   20.5        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated September 17, 2001


   20.6        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated September 17, 2001

Exhibit 20.1
                     Navistar Financial 1997 - B Owner Trust
                          For the Month of August, 2001
                     Distribution Date of September 17, 2001
                            Servicer Certificate #47

Original Pool amount Initial Receivables                         $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)                    $91,466,751.20


Beginning Pool Balance                                            $46,748,515.50
Beginning Pool Factor                                                  0.0934981

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $3,994,103.35
     Interest Collected                                              $356,225.01

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $242,618.53
Total Additional Deposits                                            $242,618.53

Repos / Chargeoffs                                                     $1,692.71
Aggregate Number of Notes Charged Off                                        176

Total Available Funds                                              $4,416,229.50

Ending Pool Balance                                               $42,929,436.83
Ending Pool Factor                                                     0.0858598

Servicing Fee                                                         $38,957.10

Repayment of Servicer Advances                                       $176,717.39

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,341,523.11
     Target Percentage                                                    10.00%
     Target Balance                                                $4,292,943.68
     Minimum Balance                                               $9,999,887.79
     (Release) / Deposit                                           ($341,635.32)
     Ending Balance                                                $9,999,887.79

Current Weighted Average APR:                                             9.136%
Current Weighted Average Remaining Term (months):                          12.48

Delinquencies                                                   Dollars    Notes
     Installments:         1 - 30 days                      $845,765.87      514
                           31 - 60 days                     $210,305.35      133
                           60+  days                        $291,017.29       70

     Total:                                               $1,347,088.51      555

     Balances:             60+  days                      $1,363,348.66       70

Memo Item - Reserve Account
     Prior Month                                                   $9,999,887.79
     Invest. Income                                                   $28,871.30
     Excess Serv.                                                    $312,764.02
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,341,523.11

Navistar Financial 1997 - B Owner Trust
For the Month  of  August, 2001

                                                                                NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES


Original Pool Amount                   $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                  $46,748,515.50
Ending Pool Balance                     $42,929,436.83

Collected Principal                      $3,817,385.96
Collected Interest                         $356,225.01
Charge - Offs                                $1,692.71
Liquidation Proceeds / Recoveries          $242,618.53
Servicing                                   $38,957.10
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $4,377,272.40

Beginning Balance                       $46,748,515.50           $0.00          $0.00           $0.00  $45,112,317.49  $1,636,198.01

Interest Due                               $245,429.71           $0.00          $0.00           $0.00     $236,839.67      $8,590.04
Interest Paid                              $245,429.71           $0.00          $0.00           $0.00     $236,839.67      $8,590.04
Principal Due                            $3,819,078.67           $0.00          $0.00           $0.00   $3,685,410.92    $133,667.75
Principal Paid                           $3,819,078.67           $0.00          $0.00           $0.00   $3,685,410.92    $133,667.75

Ending Balance                          $42,929,436.83           $0.00          $0.00           $0.00  $41,426,906.57  $1,502,530.26
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000          0.2771         0.0859
   (Ending Balance / Original Pool Amount)
Total Distributions                      $4,064,508.38           $0.00          $0.00           $0.00   $3,922,250.59    $142,257.79

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                           $312,764.02
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,341,523.11
(Release) / Draw                          ($341,635.32)
Ending Reserve Acct Balance              $9,999,887.79

Navistar Financial 1997 - B Owner Trust
For the Month  of  August, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                5                   4                 3                2               1
                                             Apr-01               May-01           Jun-01           Jul-01           Aug-01

Beginning Pool Balance                         $65,251,570.42   $60,596,961.44   $55,995,240.58   $51,532,939.57   $46,748,515.50

A)   Loss Trigger:
Principal of Contracts Charged Off                $686,564.63       ($7,362.30)     $203,455.96      $120,805.76        $1,692.71
Recoveries                                        $100,354.30      $419,982.44      $110,422.93      $229,261.64      $242,618.53

Total Charged Off (Months 5, 4, 3)                $882,658.29
Total Recoveries (Months 3, 2, 1)                 $582,303.10
Net Loss / (Recoveries) for 3 Mos                 $300,355.19 (a)

Total Balance (Months 5, 4, 3)                $181,843,772.44 (b)

Loss Ratio Annualized  [(a/b) * (12)]                1.98207%
Trigger:  Is Ratio > 1.5%                                 Yes

                                             Jun-01                     Jul-01          Aug-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $1,063,229.28    $1,012,984.61   $1,363,348.66
     As % of Beginning Pool Balance                  1.89879%         1.96570%        2.91635%
     Three Month Average                             1.83143%         1.83003%        2.26028%
Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

Exhibit 20.2
                     Navistar Financial 1998 - A Owner Trust
                          For the Month of August, 2001
                     Distribution Date of September 17, 2001
                            Servicer Certificate #40

Original Pool Amount                                             $500,864,370.04


Beginning Pool Balance                                            $87,264,126.99
Beginning Pool Factor                                                0.174227061

Principal and Interest Collections:
     Principal Collected                                           $5,693,318.66
     Interest Collected                                              $628,954.55

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $497,211.38
Total Additional Deposits                                            $497,211.38

Repos / Chargeoffs                                                   $397,447.25
Aggregate Number of Notes Charged Off                                        172

Total Available Funds                                              $6,542,757.84

Ending Pool Balance                                               $81,450,087.83
Ending Pool Factor                                                     0.1626190

Servicing Fee                                                         $72,720.11

Repayment of Servicer Advances                                       $276,726.75

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,266,169.50
     Target Percentage                                                    10.00%
     Target Balance                                                $8,145,008.78
     Minimum Balance                                              $10,017,287.40
     (Release) / Deposit                                           ($248,882.10)
     Ending Balance                                               $10,017,287.40

Current Weighted Average APR:                                             8.780%
Current Weighted Average Remaining Term (months):                          17.93

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days               $868,807.74       925
                                 31 - 60 days              $282,069.96       292
                                 60+  days                 $370,085.40       127

     Total:                                              $1,520,963.10       974

     Balances:                   60+  days               $2,180,246.47       127

Memo Item - Reserve Account
     Prior Month                                                  $10,017,287.40
     Invest. Income                                                   $25,248.21
     Excess Serv.                                                    $223,633.89
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,266,169.50

Navistar Financial 1998 - A Owner Trust
For the Month  of  August, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B
Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                        $87,264,126.99
Ending Pool Balance                           $81,450,087.83

Collected Principal                            $5,416,591.91
Collected Interest                               $628,954.55
Charge - Offs                                    $397,447.25
Liquidation Proceeds / Recoveries                $497,211.38
Servicing                                         $72,720.11
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $6,470,037.73

Beginning Balance                             $87,264,126.99     $84,209,765.45      $3,054,361.54

Interest Due                                     $432,364.68        $416,838.34         $15,526.34
Interest Paid                                    $432,364.68        $416,838.34         $15,526.34
Principal Due                                  $5,814,039.16      $5,610,547.79        $203,491.37
Principal Paid                                 $5,814,039.16      $5,610,547.79        $203,491.37

Ending Balance                                $81,450,087.83     $78,599,217.66      $2,850,870.17
Note / Certificate Pool Factor                                           0.1626             0.1626
   (Ending Balance / Original Pool Amount)
Total Distributions                            $6,246,403.84      $6,027,386.13        $219,017.71

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $223,633.89
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $10,266,169.50
(Release) / Draw                                ($248,882.10)
Ending Reserve Acct Balance                   $10,017,287.40

Navistar Financial 1998 - A Owner Trust
For the Month  of  August, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5           4              3                   2                1
                                                       Apr-01      May-01         Jun-01              Jul-01           Aug-01

Beginning Pool Balance                        $112,410,674.90   $106,750,724.61   $100,731,702.00   $95,047,946.27   $87,264,126.99

A)   Loss Trigger:
Principal of Contracts Charged Off                $197,552.98       $375,207.33        $67,594.74      $244,880.78      $397,447.25
Recoveries                                        $177,607.38       $703,033.67       $310,722.96      $195,965.74      $497,211.38

Total Charged Off (Months 5, 4, 3)                $640,355.05
Total Recoveries (Months 3, 2, 1)               $1,003,900.08
Net Loss / (Recoveries) for 3 Mos                ($363,545.03)(a)

Total Balance (Months 5, 4, 3)                $319,893,101.51 (b)

Loss Ratio Annualized  [(a/b) * (12)]               -1.36375%

Trigger:  Is Ratio > 1.5%                                  No

                                                       Jun-01            Jul-01            Aug-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $2,753,173.80     $2,635,008.75     $2,180,246.47
     As % of Beginning Pool Balance                  2.73318%          2.77229%          2.49845%
     Three Month Average                             2.54494%          2.58233%          2.66797%
Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

Exhibit 20.3

                     Navistar Financial 1999 - A Owner Trust
                          For the Month of August, 2001
                     Distribution Date of September 17, 2001
                            Servicer Certificate #28

Original Pool Amount                                             $714,764,750.47


Beginning Pool Balance                                           $269,110,276.50
Beginning Pool Factor                                                  0.3765019

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $13,341,403.74
     Interest Collected                                            $1,846,648.26

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,193,638.70
Total Additional Deposits                                          $1,193,638.70

Repos / Chargeoffs                                                 $1,875,086.87
Aggregate Number of Notes Charged Off                                        305

Total Available Funds                                             $16,284,967.50

Ending Pool Balance                                              $253,990,509.09
Ending Pool Factor                                                     0.3553484

Servicing Fee                                                        $224,258.56

Repayment of Servicer Advances                                        $96,723.20

Reserve Account:
     Beginning Balance  (see Memo Item)                           $13,945,419.61
     Target Percentage                                                     5.25%
     Target Balance                                               $13,334,501.73
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                            ($68,660.82)
     Ending Balance                                               $13,876,758.79

Current Weighted Average APR:                                             8.174%
Current Weighted Average Remaining Term (months):                          26.66

Delinquencies                                                  Dollars     Notes
     Installments:                    1 - 30 days        $2,053,164.26     1,814
                                      31 - 60 days         $770,361.15       617
                                      60+  days            $435,510.69       179

     Total:                                              $3,259,036.10     1,845

     Balances:                        60+  days          $4,591,429.07       179

Memo Item - Reserve Account
     Prior Month                                                  $14,295,295.01
     Invest. Income                                                   $68,660.82
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                      ($418,536.22)
     Beginning Balance                                            $13,945,419.61

Navistar Financial 1999 - A Owner Trust
For the Month of August, 2001

                                                                                              NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES

Original Pool Amount                   $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00$25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%           0.00%          96.50%           0.00%         3.50%
     Coupon                                                    5.0025%         5.5500%         5.9500%         6.1300%       6.2200%

Beginning Pool Balance                 $269,110,276.50
Ending Pool Balance                    $253,990,509.09

Collected Principal                     $13,244,680.54
Collected Interest                       $1,846,648.26
Charge - Offs                            $1,875,086.87
Liquidation Proceeds / Recoveries        $1,193,638.70
Servicing                                  $224,258.56
Cash Transfer from Reserve Account         $418,536.22
Total Collections Avail for Debt Service$16,479,245.16

Beginning Balance                      $269,110,276.51           $0.00           $0.00 $108,798,432.63 $145,745,000.00$14,566,843.88

Interest Due                             $1,359,477.75           $0.00           $0.00     $539,458.90     $744,514.04    $75,504.81
Interest Paid                            $1,359,477.75           $0.00           $0.00     $539,458.90     $744,514.04    $75,504.81
Principal Due                           $15,119,767.41           $0.00           $0.00  $14,590,575.55           $0.00   $529,191.86
Principal Paid                          $15,119,767.41           $0.00           $0.00  $14,590,575.55           $0.00   $529,191.86

Ending Balance                         $253,990,509.10           $0.00           $0.00  $94,207,857.08 $145,745,000.00$14,037,652.02
Note / Certificate Pool Factor                                  0.0000          0.0000          0.4710          1.0000        0.5611
   (Ending Balance / Original Pool Amount)
Total Distributions                     $16,479,245.16           $0.00           $0.00  $15,130,034.45     $744,514.04   $604,696.67

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)
Beginning Reserve Acct Balance                  $13,945,419.61
(Release) / Draw                                   ($68,660.82)
Ending Reserve Acct Balance                     $13,876,758.79

Navistar Financial 1999 - A Owner Trust
For the Month of August, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                            5                 4                  3                2                 1
                                          Apr-01            May-01            Jun-01            Jul-01            Aug-01

Beginning Pool Balance                   $326,945,554.27   $312,421,373.45   $298,243,894.54   $282,401,612.50   $269,110,276.50

A)   Loss Trigger:
Principal of Contracts Charged Off         $1,418,230.37     $1,039,122.61       $566,172.13       $951,910.12     $1,875,086.87
Recoveries                                   $902,615.10     $1,181,080.01       $887,022.01     $1,108,760.04     $1,193,638.70

Total Charged Off (Months 5, 4, 3)         $3,023,525.11
Total Recoveries (Months 3, 2, 1)          $3,189,420.75
Net Loss / (Recoveries) for 3 Mos           ($165,895.64)(a)

Total Balance (Months 5, 4, 3)           $937,610,822.26 (b)

Loss Ratio Annualized  [(a/b) * (12)]           -0.2123%

Trigger:  Is Ratio > 1.5%                             No

                                                  Jun-01            Jul-01            Aug-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days          $5,813,241.05     $4,177,596.62     $4,591,429.07
     As % of Beginning Pool Balance             1.94916%          1.47931%          1.70615%
     Three Month Average                        2.15566%          1.84440%          1.71154%
Trigger:   Is Average > 2.0%                          No


C)   Noteholders Percent Trigger:               1.94144%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                           No

Exhibit 20.4

                     Navistar Financial 2000 - A Owner Trust
                          For the Month of August, 2001
                     Distribution Date of September 17, 2001
                            Servicer Certificate #19

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $286,803,216.61
Beginning Pool Factor                                                  0.6037962

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $10,879,042.37
     Interest Collected                                            $2,136,822.56

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $713,898.44
Total Additional Deposits                                            $713,898.44

Repos / Chargeoffs                                                   $234,577.64
Aggregate Number of Notes Charged Off                                        169

Total Available Funds                                             $13,326,228.84

Ending Pool Balance                                              $276,093,131.13
Ending Pool Factor                                                     0.5812487

Servicing Fee                                                        $239,002.68

Repayment of Servicer Advances                                       $403,534.53

Reserve Account:
     Beginning Balance  (see Memo Item)                           $18,371,102.62
     Target Percentage                                                     5.50%
     Target Balance                                               $15,185,122.21
     Minimum Balance                                               $9,105,143.30
     (Release) / Deposit                                         ($3,185,980.41)
     Ending Balance                                               $15,185,122.21

Current Weighted Average APR:                                             9.077%
Current Weighted Average Remaining Term (months):                          37.36

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $1,534,205.03     1,556
                                31 - 60 days               $447,444.21       470
                                60+  days                  $335,763.06       121

     Total:                                              $2,317,412.30     1,572

     Balances:                  60+  days                $4,356,443.62       121

Memo Item - Reserve Account
     Prior Month                                                  $17,665,055.32
     Invest. Income                                                   $53,784.76
     Excess Serv.                                                    $652,262.54
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $18,371,102.62

Navistar Financial 2000 - A Owner Trust
For the Month of August, 2001

                                                                                     NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $286,803,216.61
Ending Pool Balance                    $276,093,131.13

Collected Principal                     $10,475,507.84
Collected Interest                       $2,136,822.56
Charge - Offs                              $234,577.64
Liquidation Proceeds / Recoveries          $713,898.44
Servicing                                  $239,002.68
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$13,087,226.16

Beginning Balance                      $286,803,216.61          $0.00  $41,710,596.00 $110,000,000.00 $121,187,500.00 $13,905,120.61

Interest Due                             $1,724,878.14          $0.00     $237,055.22     $660,000.00     $741,263.54     $86,559.38
Interest Paid                            $1,724,878.14          $0.00     $237,055.22     $660,000.00     $741,263.54     $86,559.38
Principal Due                           $10,710,085.48          $0.00  $10,308,457.27           $0.00           $0.00    $401,628.21
Principal Paid                          $10,710,085.48          $0.00  $10,308,457.27           $0.00           $0.00    $401,628.21

Ending Balance                         $276,093,131.13           0.00   31,402,138.73  110,000,000.00  121,187,500.00  13,503,492.40
Note / Certificate Pool Factor                                 0.0000          0.2211          1.0000          1.0000         0.7581
   (Ending Balance / Original Pool Amount
Total Distributions                     $12,434,963.62          $0.00  $10,545,512.49     $660,000.00     $741,263.54    $488,187.59

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $652,262.54
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $18,371,102.62
(Release) / Draw                        ($3,185,980.41)
Ending Reserve Acct Balance             $15,185,122.21

Navistar Financial 2000 - A Owner Trust
For the Month of August, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                    5                 4             3                 2                 1
                                                  Apr-01            May-01        Jun-01            Jul-01            Aug-01

Beginning Pool Balance                       $331,239,732.65   $321,432,660.78   $311,252,671.03   $297,981,907.40   $286,803,216.61

A)   Loss Trigger:
Principal of Contracts Charged Off             $1,242,892.15       $868,010.97       $623,963.83       $697,326.91       $234,577.64
Recoveries                                       $678,229.31     $1,133,122.07       $680,170.01       $440,461.09       $713,898.44

Total Charged Off (Months 5, 4, 3)             $2,734,866.95
Total Recoveries (Months 3, 2, 1)              $1,834,529.54
Net Loss / (Recoveries) for 3 Mos                $900,337.41 (a)

Total Balance (Months 5, 4, 3)               $963,925,064.46 (b)

Loss Ratio Annualized  [(a/b) * (12)]                1.1208%

Trigger:  Is Ratio > 1.5%                                 No

                                                  Jun-01            Jul-01            Aug-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days              $5,069,065.39     $3,414,963.88     $4,356,443.62
     As % of Beginning Pool Balance                 1.62860%          1.14603%          1.51897%
     Three Month Average                            1.69903%          1.49752%          1.43120%
Trigger:  Is Average > 2.0%                               No

C)   Noteholders Percent Trigger:                    3.1969%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                               No

Exhibit 20.5

                     Navistar Financial 2000 - B Owner Trust
                          For the Month of August, 2001
                     Distribution Date of September 17, 2001
                            Servicer Certificate #11

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $560,091,928.78
Beginning Pool Factor                                                   0.732424

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $19,903,273.02
     Interest Collected                                            $4,518,585.56

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,671,381.65
Total Additional Deposits                                          $1,671,381.65

Repos / Chargeoffs                                                 $1,916,798.58
Aggregate Number of Notes Charged Off                                        374

Total Available Funds                                             $26,093,240.23

Ending Pool Balance                                              $538,271,857.18
Ending Pool Factor                                                     0.7038901

Servicing Fee                                                        $466,743.27

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $37,531,452.36
     Target Percentage                                                     5.50%
     Target Balance                                               $29,604,952.14
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                         ($7,926,500.22)
     Ending Balance                                               $29,604,952.14

Current Weighted Average APR:                                             9.674%
Current Weighted Average Remaining Term (months):                          41.58

Delinquencies                                                  Dollars     Notes
     Installments:            1 - 30 days                $2,874,821.36     2,809
                              31 - 60 days                 $927,248.15       915
                              60+  days                    $537,347.54       315

     Total:                                              $4,339,417.05     2,812

     Balances:                60+  days                 $10,858,314.79       315

Memo Item - Reserve Account
     Prior Month                                                  $36,755,433.65
     Invest. Income                                                  $105,612.64
     Excess Serv.                                                    $670,406.07
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $37,531,452.36

Navistar Financial 2000 - B Owner Trust
For the Month of August, 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00$28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          96.25%           0.00%           0.00%         3.75%
     Coupon                                                    6.7300%         6.6600%         6.6700%         6.7800%       7.0300%

Beginning Pool Balance                 $560,091,928.78
Ending Pool Balance                    $538,271,857.18

Collected Principal                     $19,903,273.02
Collected Interest                       $4,518,585.56
Charge - Offs                            $1,916,798.58
Liquidation Proceeds / Recoveries        $1,671,381.65
Servicing                                  $466,743.27
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$25,626,496.96

Beginning Balance                      $560,091,928.78           $0.00 $170,205,012.57 $184,900,000.00 $178,733,000.00$26,253,916.21

Interest Due                             $3,136,019.29           $0.00     $944,637.82   $1,027,735.83   $1,009,841.45   $153,804.19
Interest Paid                            $3,136,019.29           $0.00     $944,637.82   $1,027,735.83   $1,009,841.45   $153,804.19
Principal Due                           $21,820,071.60           $0.00  $21,001,818.92           $0.00           $0.00   $818,252.69
Principal Paid                          $21,820,071.60           $0.00  $21,001,818.92           $0.00           $0.00   $818,252.69

Ending Balance                         $538,271,857.18            0.00  149,203,193.66  184,900,000.00  178,733,000.00 25,435,663.53
Note / Certificate Pool Factor                                  0.0000          0.6420          1.0000          1.0000        0.8870
   (Ending Balance / Original Pool Amount)
Total Distributions                     $24,956,090.89           $0.00  $21,946,456.74   $1,027,735.83   $1,009,841.45   $972,056.88

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                           $670,406.07
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $37,531,452.36
(Release) / Draw                        ($7,926,500.22)
Ending Reserve Acct Balance             $29,604,952.14

Navistar Financial 2000 - B Owner Trust
For the Month of August, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                 5                 4             3                 2                 1
                                               Apr-01            May-01        Jun-01            Jul-01            Aug-01

Beginning Pool Balance                    $644,758,360.09    $623,385,686.38   $603,996,543.65   $584,053,899.00   $560,091,928.78

A)   Loss Trigger:
Principal of Contracts Charged Off          $2,544,877.72      $1,619,900.81     $2,153,278.99     $1,245,889.80     $1,916,798.58
Recoveries                                    $627,976.19      $1,825,139.80     $1,333,062.29     $1,147,422.65     $1,671,381.65

Total Charged Off (Months 5, 4, 3)          $6,318,057.52
Total Recoveries (Months 3, 2, 1)           $4,151,866.59
Net Loss / (Recoveries) for 3 Mos           $2,166,190.93 (a)

Total Balance (Months 5, 4, 3)          $1,872,140,590.12 (b)

Loss Ratio Annualized  [(a/b) * (12)]             1.3885%

Trigger:  Is Ratio > 1.5%                              No

                                                Jun-01             Jul-01            Aug-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $8,196,374.93      $7,414,190.81    $10,858,314.79
     As % of Beginning Pool Balance              1.35702%           1.26944%          1.93867%
     Three Month Average                         1.39500%           1.32051%          1.52171%

Trigger:  Is Average > 2.0%                            No

C)   Noteholders Percent Trigger:                 3.8714%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                            No

Exhibit 20.6
                     Navistar Financial 2001 - A Owner Trust
                          For the Month of August 2001
                     Distribution Date of September 17, 2001
                             Servicer Certificate #5

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                           $364,839,648.54
Beginning Pool Factor                                                    0.91210

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $9,135,114.23
     Interest Collected                                            $2,899,410.06
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $466,196.84
Total Additional Deposits                                            $466,196.84

Repos / Chargeoffs                                                   $122,902.66
Aggregate Number of Notes Charged Off                                         38

Total Available Funds                                             $12,309,394.56

Ending Pool Balance                                              $355,772,958.22
Ending Pool Factor                                                       0.88943

Servicing Fee                                                        $304,033.04

Repayment of Servicer Advances                                       $191,326.57

Reserve Account:

     Beginning Balance  (see Memo Item)                           $21,524,505.87
     Target Percentage                                                 10.00000%
     Target Balance                                               $35,577,295.82
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                            ($18,858.84)
     Ending Balance                                               $21,505,647.03

Current Weighted Average APR:                                            9.4950%

Current Weighted Average Remaining Term (months):                          46.97

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,411,317.37     1,434
                                31 - 60 days               $329,742.44       430
                                60+  days                  $167,958.51       220

     Total:                                              $1,909,018.32     1,442

     Balances:                  60+  days                $6,329,671.37       220

Memo Item - Reserve Account
     Opening balance                                              $20,066,180.67
     Invest. Income                                                   $18,858.84
     Excess Serv.                                                  $1,439,466.36
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $21,524,505.87

Navistar Financial 2001 - A Owner Trust
For the Month of August 2001

                                                                                     NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages                                  100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $364,839,648.54
Ending Pool Balance                     $355,772,958.22

Collected Principal                       $8,943,787.66
Collected Interest                        $2,899,410.06
Charge - Offs                               $122,902.66
Liquidation Proceeds / Recoveries           $466,196.84
Servicing                                   $304,033.04
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $12,005,361.52

Beginning Balance                       $364,839,648.54 $37,339,648.54 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00

Interest Due 2                            $1,499,204.84    $146,838.17     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Interest Paid                             $1,499,204.84    $146,838.17     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Principal Due                             $9,066,690.32  $9,066,690.32           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                            $9,066,690.32  $9,066,690.32           $0.00           $0.00          $0.00          $0.00

Ending Balance                          $355,772,958.22  28,272,958.22  118,000,000.00  100,000,000.00  92,500,000.00  17,000,000.00
Note / Certificate Pool Factor                                  0.3900          1.0000          1.0000         1.0000         1.0000
        (Ending Balance / Original Pool Amount

Total Distributions                      $10,565,895.16  $9,213,528.49     $439,550.00     $415,833.33    $417,791.67     $79,191.67

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
             Total Shortfall                      $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                          $1,439,466.36
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $21,524,505.87
(Release) / Draw                            ($18,858.84)
Ending Reserve Acct Balance              $21,505,647.03

Navistar Financial 2001 - A Owner Trust
For the Month of August 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                        5                 4                 3                 2                 1
                                                   Apr-01            May-01            Jun-01            Jul-01            Aug-01

Beginning Pool Balance                    $310,496,049.60   $370,554,535.53   $384,816,665.76   $373,927,433.34   $364,839,648.54

A)   Loss Trigger:
Principal of Contracts Charged Off            $431,484.80       $438,178.22     $1,442,601.99       $306,942.63       $122,902.66
Recoveries                                          $0.00        $24,817.06        $52,922.79        $30,612.21       $466,196.84

Total Charged Off (Months 5, 4, 3)          $2,312,265.01
Total Recoveries (Months 3, 2, 1)             $549,731.84
Net Loss / (Recoveries) for 3 Mos           $1,762,533.17 (a)

Total Balance (Months 5, 4, 3)          $1,065,867,250.89 (b)

Loss Ratio Annualized  [(a/b) * (12)]             1.9843%

Trigger:  Is Ratio > 1.5%                             Yes

                                                   Jun-01            Jul-01            Aug-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $1,991,513.91     $2,526,360.07     $6,329,671.37
     As % of Beginning Pool Balance              0.51752%          0.67563%          1.73492%
     Three Month Average                         0.51365%          0.53958%          0.97602%

Trigger:  Is Average > 2.0%                           No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                         5.37642%

Trigger:  Is Minimum < 1.0%                            No